UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07075

T. Rowe Price Media & Telecommunications Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1. Report to Shareholders

Media & Telecommunications Fund	December 31, 2013

The views and opinions in this report were current as of December 31, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Media and telecommunications stocks enjoyed very strong returns in 2013. Gains were particularly robust among media shares, while telecommunications stocks lagged the overall market. Our fund performed exceptionally well during the period, thanks in large measure to its heavy emphasis on firms that are successfully exploiting the enormous potential of the Internet in both media and commerce. Below, I describe in more detail where we see the best opportunities for investors in the years ahead.

PERFORMANCE COMPARISON

The Media & Telecommunications Fund returned 40.78% in 2013, with well over half of those gains coming in the last six months. These returns handily outpaced those of the broad market, as represented by the S&P 500 Index, as well as the Lipper Telecommunication Funds Average, which tracks the performance of similar funds. The fund’s long-term relative performance remained exceptional, making it Lipper’s top-ranked fund in its category for the 5- and 10-year periods through the end of December 31, 2013. (Based on cumulative total return, Lipper ranked the Media & Telecommunications Fund 7 of 36, 7 of 34, 1 of 33, and 1 of 17 telecommunication funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2013, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Stocks built on their strong rally earlier in 2013 and recorded stellar gains in the second half of our fiscal year. Investors were generally pleased with the health of the economy, which appeared to be gaining more solid footing as the year came to an end. Corporate profits increased steadily, if not spectacularly, and the prospect of better consumer spending at home and improved export markets raised hopes that revenue growth might accelerate from its current low level. An important factor in the gains was supportive Federal Reserve policy. The central bank kept a lid on long-term interest rates by buying long-term assets, a stimulus that appeared would change only slowly in 2014. Finally, investors were encouraged by a year-end budget deal, which promised to temper some of the fiscal headwinds—in terms of higher taxes and decreased federal spending—that have restrained growth in recent years.

Within our investment universe, media stocks led software and telecommunications shares by a wide margin over the year. Media firms have benefited from rapid growth in the Internet in recent years, and the quick spread of Internet use on smartphones and other mobile devices continued to provide a tailwind to the segment. Telecom firms have generally grown much more slowly, but they received a considerable boost during the year from merger and acquisition activity. Cloud-based, software-as-a-service firms fared particularly well early in the year, although their gains flagged somewhat late in the period as investors took gains and concentrated on sectors with lower valuations.

PORTFOLIO REVIEW

Having recently assumed sole responsibility for managing the fund, I believe it is worth spending more time than usual discussing how we have positioned the portfolio among various industries. It is important to note, however, that I do not anticipate making any material changes to the fund’s investment strategy. The fund has typically been more wide-ranging in terms of its investments than many of its peers, although we have been willing to take more concentrated positions when we see an opportunity—an approach I expect to remain consistent.

Pay television remains one of the largest segments in the portfolio. While there are reasons to believe that the pay-TV ecosystem will eventually be disrupted by the Internet, it is unlikely to happen over our investment horizon, as both the content and distribution sides of the media industry have enormous incentives to prevent that from happening. Within the industry, we favor investments in cable providers instead of satellite operators, which have secular challenges due to the lack of a two-way network into households. In many international markets, this disadvantage is offset by accommodating regulatory frameworks and less intensive competition making satellite investments more palatable. We also expect consolidation in the U.S. cable industry, though this is not a unique view and has resulted in valuations that are no longer overly attractive. Roughly a third of our pay-TV exposure is in international markets, and we are actively looking to increase our investments overseas given the opportunity afforded by relatively lower pay-TV penetration. Time Warner Cable, Comcast, Walt Disney, Liberty Global, and Discovery Communications were among our top contributors over the past year. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

Telecommunications remains a significant underweight in the portfolio. Generally speaking, telecom operators in most markets are facing either regulatory or competitive issues. Over the past several years, telecom firms in the U.S. have benefited from both limited competition—with two firms dominating the market—and a benign regulatory backdrop. While the regulatory situation in the U.S. remains stable, there are visible signs of increased competition, which may result in five firms chasing after customers and lowering prices. Europe, on the other hand, could see consolidation over time, and there is also some potential for improved regulatory policies. We saw good results from both Verizon Communications and AT&T over the past year, but many of our recent investments were in foreign firms, such as Brazil’s Tim Participacoes and France’s Iliad.

Conversely, the e-commerce industry has a long and visible path for future growth. We’re primarily focused on platform business models that have leadership positions in price, service, and selection. The large majority of our investment in the segment lies with two stocks, Amazon.com and priceline.com, both of which were stellar performers in 2013.

The fund has a significant investment in cellular tower companies, which lease space to wireless providers and are often structured as real estate investment trusts (REITs). Towers have underperformed lately due primarily to rising interest rates and a general pullback in REIT valuations. Other small factors have included acquisition and dilution concerns and accounting complexities. In spite of all this, the fundamentals for the tower businesses remain very strong. Higher-bandwidth services and the associated rapid growth in data consumption will require continued investment in wireless networks. All of the major wireless service providers are in the midst of rolling out initial 4G wireless technology coverage, and we expect further investments to increase network capacity to follow. There are also large blocks of spectrum that are currently idle or soon to be auctioned off that we believe will be built out in the coming years. Finally, these businesses are extraordinarily stable regardless of the economic environment. American Tower did not stand out as a performer in 2013 but still contributed nicely to the fund’s results.

The fund also has a healthy weighting in social networking, an industry that is still in its early adolescence. Companies that make it to scale in the industry benefit from very strong network effects and high barriers to entry. Our primary investments here lie with Facebook and LinkedIn, which provided excellent returns for the fund in 2013. We also own Chinese microblogging firm Sina and South Korea’s NAVER, which are on the developing end of the spectrum. Internet search firms are another important theme in the Internet media industry. Perhaps the best advertising model ever invented, Internet search offers significant rewards to the biggest firms in a given market. Firms in the segment enjoy an advertising medium that is highly measureable, accountable, and effective and is generally not limited by demand constraints. Mobile computing, while a source of turbulence over the short run, is a long-term positive for search providers. Google, Baidu, and Yandex offered solid returns for the year.

Our remaining areas of emphasis include technology/infrastructure firms, gaming and leisure firms, and software-as-a-service firms—or SaaS, as it is commonly referred to in the industry. The initial public offering market was particularly robust for SaaS stocks over the past year, as investors grew enthusiastic over the prospects for cloud computing. We took advantage of some of these offerings including Marketo, Cvent, and Veeva Systems, among others.

Finally, I should note the elimination of our position in Apple—probably the most recognized name in the portfolio and also its primary detractor over the year. The company has unique advantages and is likely to have many highly profitable years ahead of it. That said, the first phase of value creation in mobile computing came from getting these devices in peoples’ hands. The next phase of value creation will come from the products and services delivered through these devices. As a result, we believe cloud-based software and services will grow in relative importance, and we seek to make investments here versus in business models that monetize through hardware and depend on product cycles.

OUTLOOK

Although we are pleased with the fund’s recent performance, we would like to caution our shareholders that last year’s returns were far from the norm, and we would urge investors not to rush into this segment of the market in the hopes that 2013’s returns will be matched in the coming year. Valuations in our area of the market have expanded considerably, and a contraction in price-to-earnings multiples is possible in 2014, even if the global economy remains on track. Further, when large opportunity exists and confidence levels are high, it often leads companies to invest more aggressively. While this can be the proper decision for the long term, it can also cause volatility in stock performance in the interim.

We remain optimistic about fundamentals in the sector, however. Earnings performance by media and telecommunications companies has been largely favorable, despite the slow pace of growth in the global economy. Many companies in our investment universe have proven resilient in the face of numerous challenges and have improved their balance sheets over the past several years. We are working with a large team of global analysts to identify the companies with the best prospects, and we look forward to updating you on the results of that search in six months.

Thank you for your continued support and confidence in T. Rowe Price.

Respectfully submitted,

Paul D. Greene II
Chairman of the fund’s Investment Advisory Committee

January 17, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries may experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified periods in categories defined by Lipper Inc.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/13
Amazon.com	5.8%
Google	5.5
Crown Castle International	4.8
American Tower	4.8
priceline.com	4.4
Verizon Communications	4.3
Liberty Global	4.2
Comcast	4.2
Vodafone	4.0
Baidu	3.8
Time Warner Cable	3.8
Facebook	2.7
Qualcomm	2.7
Twenty-First Century Fox	2.5
Discovery Communications	2.5
Walt Disney	2.2
LinkedIn	2.0
Sina	2.0
Hertz Global Holdings	1.8
Ctrip.com International	1.8
SBA Communications	1.7
NAVER	1.7
eBay	1.5
AT&T	1.5
Las Vegas Sands	1.5
Total	77.7%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/13

Best Contributors		Worst Contributors	
Baidu	157¢	NII Holdings**	-10¢
Amazon.com	133	Iliad*	-6
Facebook	113	Madison Square Garden**	-5
Vodafone	89	Sarana Menara Nusantara	-3
Google	89	Expedia**	-2
priceline.com	78	Cablevision Systems**	-2
Comcast	63	Angie's List*	-1
Sina	60	Oanda	0
Time Warner Cable	58	Redfin*	0
Liberty Global	50	MongoDB*	0
Total	890¢	Total	-29¢

12 Months Ended 12/31/13

Best Contributors		Worst Contributors	
Amazon.com	165¢	Apple**	-34¢
Google	154	NII Holdings**	-8
Baidu	153	Iliad*	-6
Vodafone	122	China Unicom Hong Kong	-4
Time Warner Cable	118	Angie's List*	-1
Comcast	110	Oanda	-1
Facebook*	104	Tibco Software**	-1
priceline.com	96	Sarana Menara Nusantara	-1
Walt Disney	90	Eutelsat Communications	0
Liberty Global	87	Redfin*	0
Total	1,199¢	Total	-56¢

*Position added.
**Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 97.2%		
BUSINESS SERVICES 1.8%		
Miscellaneous Business Services 1.8%		
Ctrip.com International, ADR (1)	1,218,800	60,477
Total Business Services		60,477
HEALTH CARE 0.0%		
Healthcare Services 0.0%		
Veeva Systems, Class A (1)	41,700	1,338
Total Health Care		1,338
INFORMATION SERVICES 0.0%		
Data Services 0.0%		
Oanda, Acquisition Date: 8/24/07 Acquisition Cost $2,784 (1)(2)(3)	97,512	703
Total Information Services		703
IT SERVICES 1.4%		
IT Services 1.4%		
Equinix (1)	172,900	30,681
FactSet Research Systems	143,294	15,559
Total IT Services		46,240
MEDIA 61.0%		
Cable/Satellite 10.9%		
British Sky Broadcasting (GBP)	2,179,713	30,464
Charter Communications, Class A (1)	222,900	30,484
Comcast, Class A	2,696,300	140,113
Eutelsat (EUR)	429,078	13,379
Sky Deutschland (EUR) (1)	2,164,072	23,817
Time Warner Cable, Class A	921,306	124,837
		363,094

Gaming 2.1%		
Las Vegas Sands	629,750	49,668
Wynn Macau (HKD)	4,196,000	19,048
		68,716
Internet E-Commerce 12.7%		
58.Com, ADR (1)	221,500	8,492
Amazon.com (1)	484,100	193,054
Angie's List (1)	1,377,700	20,872
eBay (1)	924,100	50,724
priceline.com (1)	126,132	146,616
zulily (1)	69,600	2,884
		422,642
Internet Media 19.4%		
Autohome, ADR (1)	81,100	2,967
Baidu, ADR (1)	713,600	126,935
Criteo, ADR (1)	66,800	2,285
Facebook (1)	1,663,700	90,938
Google, Class A (1)	162,700	182,340
LinkedIn (1)	311,000	67,434
NAVER (KRW) (1)	80,499	55,225
Sina (1)	795,000	66,979
Tencent Holdings (HKD)	455,700	29,031
Twitter (1)	101,500	6,460
Yandex (1)	368,700	15,909
		646,503
Media & Entertainment 15.7%		
Central European Media Enterprises (1)	345,900	1,328
Discovery Communications, Class C (1)	981,800	82,334
Hertz Global Holdings (1)	2,128,244	60,910
Liberty Global (1)	1,583,221	140,891
Liberty Interactive (1)	853,100	25,038
Netflix (1)	60,300	22,201

Twenty-First Century, Class A	2,387,100	83,978
Viacom, Class B	380,500	33,233
Walt Disney	951,500	72,695
		522,608
Radio/Outdoor Advertising 0.2%		
Stroer Media (EUR) (1)	436,457	7,745
		7,745
Total Media		2,031,308
SOFTWARE 4.6%		
Applications Software 2.8%		
Concur Technologies (1)	267,400	27,590
Cvent (1)	78,200	2,846
Marketo (1)	297,700	11,036
NetSuite (1)	124,400	12,815
Salesforce.com (1)	369,900	20,415
Tangoe (1)	514,000	9,257
Workday (1)	127,200	10,578
		94,537
Infrastructure Software 0.3%		
Red Hat (1)	185,700	10,407
		10,407
Systems Software 1.5%		
FireEye (1)	36,100	1,574
ServiceNow (1)	408,649	22,889
VeriSign (1)	395,400	23,637
		48,100
Total Software		153,044

TECHNOLOGY 0.0%		
Software & Services 0.0%		
Dropbox, Acquisition Date: 5/1/12 Acquisition Cost $754 (1)(2)(3)	83,278	814
Total Technology		814
TELECOM EQUIPMENT 2.7%		
Wireless Equipment 2.7%		
Qualcomm	1,191,800	88,491
Total Telecom Equipment		88,491
TELECOM SERVICES 25.7%		
Long Distance/Data 1.5%		
Akamai Technologies (1)	742,173	35,016
RigNet (1)	280,358	13,438
		48,454
Wireless - Domestic 11.3%		
American Tower, REIT	2,010,100	160,446
Crown Castle International (1)	2,190,564	160,853
SBA Communications (1)	620,700	55,764
		377,063
Wireless - International 7.1%		
China Unicom Hong Kong (HKD)	8,988,000	13,422
Iliad (EUR)	143,926	29,482
Sarana Menara Nusantara (IDR) (1)	65,797,500	14,868
Tim Participacoes, ADR	1,692,800	44,419
Vodafone (GBP)	34,010,499	133,478
		235,669
Wireline - Domestic 5.8%		
AT&T	1,440,285	50,640

Verizon Communications	2,896,700	142,344
		192,984
Total Telecom Services		854,170
Total Common Stocks (Cost $1,891,361)		3,236,585
CONVERTIBLE PREFERRED STOCKS 0.5%		
MEDIA 0.2%		
Internet E-Commerce 0.1%		
Redfin, Acquisition Date: 11/7/13 Acquisition Cost $3,922 (1)(2)(3)	1,614,970	3,922
		3,922
Internet Media 0.1%		
Glam Media, Acquisition Date: 7/2/07 Acquisition Cost $3,752 (1)(2)(3)	318,078	1,225
Glam Media, EC, Acquisition Date: 7/2/07 Acquisition Cost $525 (1)(2)(3)	45,440	175
		1,400
Total Media		5,322
SOFTWARE 0.1%		
Infrastructure Software 0.1%		
MongoDB, Acquisition Date: 10/2/13 Acquisition Cost $3,228 (1)(2)(3)	193,004	3,228
Total Software		3,228
TECHNOLOGY 0.2%		
Software & Services 0.2%		
Dropbox, Series A, Acquisition Date: 5/1/12 Acquisition Cost $936 (1)(2)(3)	103,417	1,011

Dropbox, Series A-1, Acquisition Date: 5/1/12 Acquisition Cost $4,597 (1)(2)(3)	508,002	4,965
Total Technology		5,976
Total Convertible Preferred Stocks (Cost $16,960)		14,526
CORPORATE BONDS 0.0%		
Glam Media, 9.00%, 12/2/14, Acquisition Date: 7/2/07 Acquisition Cost $697 (2)(3)	697,244	662
Glam Media, EC, 9.00%, 12/2/14, Acquisition Date: 7/2/07 Acquisition Cost $25 (2)(3)	25,471	24
Total Corporate Bonds (Cost $723)		686
SHORT-TERM INVESTMENTS 2.0%		
Money Market Funds 2.0%		
T. Rowe Price Government Reserve Investment Fund, 0.04% (4)(5)	65,868,707	65,869
Total Short-Term Investments (Cost $65,869)		65,869
Total Investments in Securities		
99.7% of Net Assets (Cost $1,974,913)		$ 3,317,666

‡ Denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

(2) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $16,729 and represents 0.5% of net assets.

(3) Level 3 in fair value hierarchy. See Note 2.

(4) Seven-day yield

(5) Affiliated Companies

ADR American Depository Receipts

EC Escrow CUSIP; represents a beneficial interest in a residual pool of bankruptcy assets; the amount and timing of future distributions, if any, is uncertain.

EUR Euro

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Media & Telecommunications Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 13, 1993. The fund seeks to provide long-term capital growth through the common stocks of media, technology, and telecommunications companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $69,000 for the year ended December 31, 2013. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Guidance On January 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2013:

There were no material transfers between Levels 1 and 2 during the year.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2013. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2013, totaled $1,105,000 for the year ended December 31, 2013.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At December 31, 2013, approximately 13% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,472,284,000 and $1,415,604,000, respectively, for the year ended December 31, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital. For the year ended December 31, 2013, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2013 and December 31, 2012, were characterized for tax purposes as follows:

At December 31, 2013, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended December 31, 2013, the fund utilized $15,566,000 of capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2013, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2013, expenses incurred pursuant to these service agreements were $115,000 for Price Associates; $1,607,000 for T. Rowe Price Services, Inc.; and $550,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2013, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 148,830 shares of the fund, representing less than 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Media & Telecommunications Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Media & Telecommunications Fund, Inc. (the “Fund”) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 14, 2014

Tax Information (Unaudited) for the Tax Year Ended 12/31/13

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

$49,344,000 from short-term capital gains

$201,871,000 from long-term capital gains, subject to the 15% rate gains category

For taxable non-corporate shareholders, $28,949,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $21,952,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[157]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director and Member of the Advisory Board, Deutsche
2001	Bank North America (2004 to present); Director, Under Armour
[157]	(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1997
[157]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[157]	Officer (2007), and Director (1999 to present), Starwood Hotels &
Resorts, a hotel and leisure company; Senior Advisor, Kohlberg,
Kravis, Roberts & Co. LP, a global investment firm (2008 to 2009);
Trustee, Starwood Lodging Trust, a real estate investment trust and former subsidiary of Starwood (1995 to 2006)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997
(1952)	to present); Chairman of Compensation Committee and Director,
2012	Syniverse Holdings, Inc. (2008 to 2011); Executive Vice President
[157]	and General Counsel, Scripps Networks, LLC (1997 to 2009)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[157]	Group (2004 to present); Director, Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008)

Paul F. McBride	Former Company Officer and Senior Vice President, Human Resources
(1956)	and Corporate Initiatives (2004 to 2010)
2013
[157]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC
2012	(2011 to present); Member, National Academy of Education (2010
[157]	to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (1998 to 2009 and 2011 to
present); Member, President’s Council of Economic Advisors
(2009 to 2011); Member, The MacArthur Foundation Network on
the Transition to Adulthood and Public Policy (2000 to 2008);
Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008 and
2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[157]	General Growth Properties, Inc. (2010 to present); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[157]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[157]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[105]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Media &
Telecommunications Fund	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

P. Robert Bartolo, CFA, CPA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Joseph B. Fath, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

James H. Friedland (1970)	Employee, T. Rowe Price; formerly Senior
Vice President	Internet Analyst and Managing Director, Cowen
and Company (to 2012)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Curt J. Organt, CFA (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Corey D. Shull, CFA (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Justin P. White (1981)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ernest C. Yeung, CFA (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Wenli Zheng (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,691,000 and $1,802,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Media & Telecommunications Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 14, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 14, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 14, 2014